MFS(R)GOVERNMENT SECURITIES FUND*

                        Supplement to Current Prospectus

The Prospectus for the MFS Government Securities Fund, dated July 1, 2003, currently states:

         "In order to make the fund an eligible investment for federal credit unions and national banks, the fund will invest in U.S. Government securities that are eligible for investment by such institutions without limitation, and will also generally be managed so as to qualify as an eligible investment for such institutions. The fund will seek to comply with all investment limitations applicable to federal credit unions."

Effective June 30, 2004, the MFS Government Securities Fund will no longer manage its portfolio so as to be an eligible investment for federal credit unions and national banks. Accordingly, the above-referenced sentences will be deleted as of June 30, 2004.


                   The date of this Supplement is May 1, 2004.


* El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.